Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
June 30, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.2680%


Excess Protection Level
3 Month Average   5.88%
June, 1999   5.14%
May, 1999   7.48%
April, 1999   5.01%


Cash Yield17.48%


Investor Charge Offs 5.06%


Base Rate 7.27%


Over 30 Day Delinquency 4.82%


Seller's Interest11.01%


Total Payment Rate13.71%


Total Principal Balance$44,380,968,357.42


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,888,448,838.93